                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON D.C.  20549

                                  FORM 8-K


                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                        Date of Report  MARCH 4, 1998
                                        -------------
             Date of Earliest Event Reported  MARCH 4, 1998
                                              -------------



                          DOLLAR TREE STORES, INC.
                          ------------------------
           (Exact name of registrant as specified in its charter)



                                  VIRGINIA
                                  --------
               (State or other jurisdiction of incorporation)




  0-25464                                                        54-1387365
  -------                                                        ----------
(Commission                                                     (IRS Employer
File Number)                                                 Identification No.)



           500 VOLVO PARKWAY
          CHESAPEAKE, VIRGINIA                                          23320
          --------------------                                          -----
(Address of principal executive offices)                              (Zip Code)



      Registrant's telephone number, including area code (757) 321-5000
                                                         --------------



                                     N/A
                           -----------------------
        (Former name or former address, if changed since last report)

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ITEM 5: OTHER EVENTS
--------------------

On March 4, 1998, the Company distributed the following press release:

     "Dollar Tree Stores, Inc. (NASDAQ:DLTR) announced that it has filed today with the Securities and Exchange Commission a registration statement covering the public offering of 4,500,000 shares of its common stock. All shares offered will be offered by certain shareholders of the Company. Approximately
2.8 million shares will be offered by the SK Equity Fund, L.P. and certain of its affiliates, and approximately 1.7 million shares by founding shareholders and certain of their affiliates. NationsBanc Montgomery Securities LLC, BT Alex. Brown, Goldman, Sachs & Co. and Salomon Smith Barney will manage the underwriting group.

     "Dollar Tree Stores, Inc., is a discount variety store chain offering a wide assortment of quality everyday general merchandise in many traditional variety store categories, at the $1.00 price point. As of December 31, 1997, Dollar Tree Stores operated 887 stores in 26 states. The Company's headquarters are located in Chesapeake, Va., and it operates distribution centers in Chesapeake, VA., Memphis, Tenn., and Chicago, IL.

     "A registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time that the registration statement becomes effective. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such State.

     "A copy of the preliminary prospectus relating to the securities may be obtained from the offices of NationsBanc Montgomery Securities LLC, 600 Montgomery Street, San Francisco, California, 94111 (415) 627-2220."



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                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        DOLLAR TREE STORES, INC.
                                        (Registrant)


DATE:   MARCH 4, 1998                   By: /s/ J. Douglas Perry
                                           -------------------------------------
                                                      J. Douglas Perry
                                                          Chairman